SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]

--------------------
EQUITY/DOMESTIC
--------------------

Scudder Dividend &
Growth Fund




Annual Report
December 31, 2000


The fund seeks high current income and long-term growth of capital by investing primarily in income-paying equity securities.

Contents
--------------------------------------------------------------------------------




                   4  Letter from the Fund's President

                   6  Performance Update

                   8  Portfolio Summary

                   10 Portfolio Management Discussion

                   15 Glossary of Investment Terms

                   16 Investment Portfolio

                   23 Financial Statements

                   26 Financial Highlights

                   28 Notes to Financial Statements

                   35 Report of Independent Accountants

                   36 Tax Information

                   37 Officers and Trustees

                   38 Investment Products and Services

                   40 Account Management Resources

Scudder Dividend & Growth Fund
--------------------------------------------------------------------------------
Class AARP               ticker symbol SDVGX                    fund number 103

Class S                  ticker symbol SDGFX                    fund number 303
--------------------------------------------------------------------------------

Date of               o   The fund was correctly structured for a slowing
Inception:                economy, with a bias against industries such as
7/17/98                   technology and consumer discretionary businesses such
                          as retailers that would likely be vulnerable to a
Total Net                 slowdown. As a result, the fund was able to outperform
Assets as of              its benchmark, the S&P 500 Index.
12/31/00 --

Class AARP:           o   Each of the three components of the portfolio-- common
$3 million                stocks, real estate investment trusts, and convertible
                          securities-- outperformed their respective benchmark
Class S:                  indexes as the fund benefited from strong security
$31 million               selection in each area.

Letter from the Fund's President
--------------------------------------------------------------------------------


Dear Shareholders,

2000 may be remembered as the year when investors aggressively sold stocks when their prices, in relation to expected growth and earnings, seemed excessive. The sell-off was particularly hard on growth stocks, including stocks of some technology companies with little or no earnings expectations. By the end of the year, investors' attention had turned to "value" stocks that are considered underpriced because they do not fully reflect the companies' intrinsic value based on a number of measures, including price-to-earnings ratio. This was a good environment for Scudder Dividend & Growth Fund, as its equity portion focuses on value stocks. The fund also benefited from the performance of real estate investment trusts, or REITs, where investors were drawn by the attractive prices, low vacancy rates, and relatively higher yields of real estate.

The strong performance of the U.S. stock market in the second half of the 1990s led many investors to downplay the benefits of diversification and a long-term view. But as 2000 clearly demonstrated, we believe these factors are still a key element in a successful investment strategy. In a year that saw significant price volatility in the stock market, investors exposed to a broad variety of asset classes were generally in a better position to weather market fluctuations than those whose portfolios were focused in a

--------------------------------------------------------------------------------

single area, such as technology. With its diversified portfolio of securities that tend to pay relatively high dividends compared to the overall market, Scudder Dividend & Growth Fund demonstrated strong defensive qualities during the year's volatile market environment. For more information on the reasons behind the fund's performance during the year, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder Dividend & Growth Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/ Linda C. Coughlin

Linda C. Coughlin
President
Scudder Dividend & Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                 S & P 500 Index (60%), Morgan Stanley
Scudder Dividend &                               Real Estate Investment Trust Index (20%),
Growth Fund -- Class S       S&P 500 Index*      Merrill Lynch All Convertible Index (20%)*
     10000                  10000                  10000
      9388                   9102                   8725
     10204                  11042                  10025
     10545                  11591                  10335
     11604                  12408                  11138
     10723                  11634                  10511
     11856                  13365                  11940
     12181                  13673                  12384
     12675                  13310                  12282
     13512                  13181                  12451
     11942                  12151                  11661



--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return
                               Growth of                                Average
Period ended 12/31/2000         $10,000              Cumulative          Annual
--------------------------------------------------------------------------------
Scudder Dividend & Growth Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  10,706                7.06%            7.06%
--------------------------------------------------------------------------------
Life of Class**                $  11,942               19.42%            7.50%
--------------------------------------------------------------------------------
S&P 500 Index (60%), Morgan Stanley Real Estate Investment Trust Index (20%), Merrill Lynch All Convertible Index (20%)*
--------------------------------------------------------------------------------
1 year                         $   9,766               -2.34%           -2.34%
--------------------------------------------------------------------------------
Life of Class**                $  11,661               16.61%            6.44%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)


                                                  1998**      1999      2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                                       -4.00       16.20       7.06
--------------------------------------------------------------------------------
Index Total
Return (%)                                        -.34       19.16      -2.34
--------------------------------------------------------------------------------
Net Asset
Value ($)                                        11.35       12.76      13.08
--------------------------------------------------------------------------------
Income
Dividends ($)                                      .17         .40        .28
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                                   --          --        .32
--------------------------------------------------------------------------------



* The Standard and Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley Real Estate Investment Trust Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Merrill Lynch All Convertible (MLAC) Index is composed of all types of U.S. domestic convertible instruments (bonds, preferred, etc.). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


** The Fund commenced operations on July 17, 1998.

   On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

   Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total return would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

                                                          The fund's holdings in
                                                         each of its three areas
                                                               of focus-- common
Common Stocks               51%                               stocks, REITs, and
Convertible Bonds           20%                                  convertibles --
REITs                       16%                               outperformed their
Short-Term Investments       9%                           respective benchmarks.
Convertible Preferred        4%
----------------------------------
                           100%
----------------------------------

--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
  (Excludes 9% Short-Term                                The fund was correctly
  Investments)                                         structured for a slowing
                                                           economy, with a bias
                                                        against industries such
      REITs                       17%                         as technology and
      Health                      16%                    consumer discretionary
      Technology                  15%                        businesses such as
      Financial                   14%                   retailers that would be
      Energy                      12%                 vulnerable to a slowdown.
      Media                        5%
      Consumer Staples             5%
      Communications               4%
      Manufacturing                3%
      Consumer Discretionary       3%
      Other                        6%
  ------------------------------------
                                 100%
  ------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
 (19% of Portfolio)                                           The fund's top ten
                                                            holdings demonstrate
                                                                   its extensive
                                                                diversification.
  1. American International Group
     Provider of insurance and insurance-related services

  2. Equity Office Properties Trust (REIT)
     Owner of office properties and parking facilities

  3. Interpublic Group of Companies, Inc.
     Advertising agency

  4. SEI Trust
     Provider of electricity and energy-related products and services

  5. Citigroup, Inc.
     Provider of diversified financial services

  6. AvalonBay Communities, Inc. (REIT)
     Acquisition, development and management of apartment communities

  7. Equity Residential Properties Trust (REIT)
     Owner of apartment properties

  8. Enron Corp.
     Provider of electricity

  9. Arden Realty, Inc. (REIT)
     Owner of office properties

 10. Boston Properties, Inc. (REIT)
     Developer of commercial and industrial real estate


For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000

In the following interview, Kathleen T. Millard, Nicholas Anisimov, Gregory S. Adams, and David Hoffman, portfolio managers of Scudder Dividend & Growth Fund, discuss the recent market environment and the fund's current investment strategy.

                  Q: The year 2000 seemed to mark the end of a period of strong outperformance by growth stocks. What impact did this change have on the fund?

                  A: This year, after several years of significant underperformance, which persisted into the first quarter, "value" stocks came back with a vengeance as logic returned to the market and systematic factors other than simple upward price momentum were once again rewarded. Value stocks are considered underpriced because they do not fully reflect the companies' intrinsic value based on a number of measures, including price-to-earnings and price-to-book ratios. The equity portion of the fund tends to invest in such stocks and, because of this value orientation, the fund benefited from a return to a more balanced investment environment.

                  Q: How did the fund perform in this environment?

                  A: Over the 12 months ended December 31, 2000, Class S shares of the fund returned 7.06%, compared to a return of -2.1% for its benchmark index, the S&P 500 Index; and a 6.77% return for the average equity income fund as reported by Lipper, Inc., during the same period.

                  Q: How did you position the fund during the year?

                  A: The fund was correctly structured for a slowing economy, with a bias against cyclical stocks, particularly consumer discretionary businesses such as retailers that would likely be vulnerable to a slowdown. At the same time, we maintained full weightings for the fund in defensive groups such as health care and consumer staples, including pharmaceutical and food companies. Both of these businesses tend to show consistent performance regardless of the state of the economy.

--------------------------------------------------------------------------------

                  Q: In the common stock portion of the portfolio, what holdings had the most significant impact on performance?

                  A: The combination of the fund's underweight positions in technology and consumer discretionary companies, the fund's overweighting in consumer staples stocks, plus strong stock selection in such sectors as financial services, helped fund performance. For example, the fund benefited from its low exposure to retail stocks, which underperformed as earnings troubles for these companies increased. The only retail stock held in the portfolio throughout the year was Wal-Mart. While this stock underperformed the market, the fund's neutral weighting relative to the S&P 500 and the lack of other retail exposure helped minimize the stock's negative impact. We did increase the fund's weighting in retail stocks in the fall, adding Home Depot at an advantageous price on a weak earnings announcement. We also added May Department Stores, believing that much of the economic downturn is now reflected in its stock. Media stocks were a mixed bag. McGraw-Hill was the fund's best stock in this sector as good performance by the company's educational business caused earnings to be above original forecasts. However, early strong performance by Disney was nearly erased by year-end, and Interpublic Group, an advertising company, and Comcast, a broadcaster, also had negative returns. These companies were hurt by rising interest rates and slowing advertising spending. However, we are positive on this group for 2001 and have increased the fund's weighting in Comcast.

                  The consumer staples group was a performance standout for the fund in 2000, thanks to portfolio holdings that hugely outperformed the S&P 500's retail index. The fund held three stocks in this area: Avon, PepsiCo, and Anheuser-Busch. Our expectation that unit volume growth would be the determining factor in performance was proven correct as all three companies benefited from strong growth and good execution by financially disciplined managements.

--------------------------------------------------------------------------------


                  Q: How did the fund's technology holdings perform?

                  A: While the fund benefited from an underweighting in technology, overweightings in Corning, Oracle, and Intel, the fund's three largest technology holdings, all performed well and made a positive contribution to performance. We reduced the fund's positions in these companies in the summer and early fall, which enabled the fund to capture most of its gains in the stocks.

                  Q: What was your strategy in financial services?

                  A: Our strategy there was to increase the weighting in insurance stocks based on our view that the property and casualty insurance outlook was improving. Top ten holdings AIG (which was up 37% for the year) and Marsh & McLennan (up 25%) were the fund's most spectacular performers. Another holding, Washington Mutual, soared 113% as investors began to anticipate a more favorable interest-rate environment. The fund's tilt towards quality also helped as bank stocks Mellon and Citigroup outperformed. On the negative side, we should have been more aggressive sellers of Chase Manhattan Corp., which was overly exposed to technology, and acquired J.P. Morgan, hurting both earnings and valuation.

                  Q: How did REITs perform during the year?

                  A: REITs were clearly the place to be in 2000. The REIT market began taking off in March, as the Nasdaq began its dramatic decline. In part, investors were drawn to the defensive, attractively priced, high-yield features of REITs. REITs became the anti-tech investment. At the same time, a strong real estate environment, marked by low vacancy rates and increasing funds from operations (see glossary) for most real estate operators helped bring many new buyers into the asset class. Fundamentals ended the year on a positive note, and we believe 2001 looks promising as well.

                  For the year, the fund's REIT portfolio was up 35.44%, beating both the 26.81% gain for the unmanaged Morgan

--------------------------------------------------------------------------------


                  Stanley REIT Index, and the 25.56% increase for the Lipper REIT Fund Index during the same period.

                  Q: How did convertibles perform?

                  A: Convertibles had a very mixed year in 2000. At the beginning of the year, convertibles' average weighting in technology and telecommunications was over 55%; by the end of the year, it was around 42%. At the end of the first quarter, the Merrill Lynch Convertible Index was up 8.23%; however, it finished the year down 10.01%. While convertibles fared poorly in absolute terms (coming in pretty close to the -9.10% return for the S&P 500 for the year), they did much better than the other tech-heavy indexes, such as the Nasdaq, which finished the year down almost 40%. This is partly due to the defensive nature of convertibles, as well as good buying interest from convertible arbitrage hedge funds, which showed strong returns during the past year.

                  For the year, the fund's convertible portfolio was up 6.40%, beating both the -10.01% return of the Merrill Lynch All-Convertible Index, and the 4.82% return of the Lipper Convertible Fund Index during the same period.

                  Q: What is your outlook as we move into 2001?

                  A: We expect the first half to be difficult, given the overall recession worries and declining earnings and growth rates at individual companies. But we think the second half could show a rebound, as broader economic fundamentals begin to improve, assuming the Federal Reserve Board's interest rate cuts begin to generate positive effects. We believe earnings comparisons, in which earnings from one or two quarters are compared with the same period in the previous year, should also be more difficult in the first half, given the high level of spending on information technology in the first half of 2000. Hopefully, though, more companies should be well positioned to start showing growth in the third and fourth quarters of this year. In the meantime, we look forward to being able to continue finding opportunities among value stocks.

--------------------------------------------------------------------------------


                  Scudder Dividend & Growth Fund:
                  A Team Approach to Investing

                  Scudder Dividend & Growth Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                  Lead portfolio manager Kathleen T. Millard joined the Advisor in 1991 and the fund team in 1999. Ms. Millard began her investment career in 1983.

                  Portfolio manager Nicholas Anisimov focuses on the fund's convertible securities investments. Mr. Anisimov joined the Advisor in 1987 and the fund team in 1998. Mr. Anisimov is a Chartered Financial Analyst with over 14 years of industry experience.

                  Portfolio manager Gregory S. Adams joined the Advisor and the fund team in 1999 and focuses on stock selection and investment strategy. Mr. Adams has worked in the investment industry since 1987.

                  Portfolio manager David Hoffman joined the Advisor in 1999 and the fund team in 2000. Mr. Hoffman began his investment career in 1994.

Glossary of Investment Terms
--------------------------------------------------------------------------------

            Consumer Staples Products purchased by consumers on a regular basis, such as food, beverages, alcohol, and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

        Convertibles  Securities (usually preferred shares or bonds) that are exchangeable for a set number of another security (usually common shares). Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than bonds.

           Defensive  Securities Stocks and bonds that are more conservative than average, and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

          Funds From  The measurement that is used to evaluate the financial
    Operations (FFO)  performance of a REIT. It subtracts the depreciation of properties from the REIT's net income, providing a more effective gauge of management's performance.

         Real Estate  A company, usually traded publicly, that manages a portfolio
    Investment Trust  of real estate to earn profits for investors. A REIT
              (REIT) functions in a similar fashion to a mutual fund in that its investors obtain the potential benefits of a diversified portfolio under professional management.
                      Equity REITs take equity positions in real estate;
                      shareholders receive income from the rents received from the properties and also receive capital gains as buildings are sold at a profit.

               Value Stock A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.




(Source: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                    as of December 31, 2000
--------------------------------------------------------------------------------


                                                          Principal
                                                          Amount ($)               Value ($)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Short-Term Investments 8.6%
--------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
    5.7%**, 1/2/2001 (Cost $2,922,537) .............................   2,923,000   2,922,537
--------------------------------------------------------------------------------------------
Convertible Bonds 20.4%
--------------------------------------------------------------------------------------------
 Health 8.1%
 Biotechnology 5.4%
 Alexion Pharmaceuticals, 5.75%, 3/15/2007 .........................     742,000     584,325
 Genzyme Corp., 5.25%, 6/1/2005 ....................................     129,000     292,669
 Human Genome Sciences, 3.75%, 3/15/2007 ...........................     320,000     266,000
 IDEC Pharmaceuticals Corp., Zero Coupon, 2/16/2019 ................     125,000     319,844
 Invitrogen Corp., 5.5%, 3/1/2007 ..................................     300,000     362,625
                                                                                  ----------
                                                                                   1,825,463
                                                                                  ----------
 Medical Supply & Specialty 0.4%
 Alkermes, Inc., 3.75%, 2/15/2007 ..................................     210,000     136,500
                                                                                  ----------
 Pharmaceuticals 2.3%
 Alpharma, Inc., 3%, 6/1/2006 ......................................     300,000     435,563
 Roche Holding Inc., Zero Coupon, 1/19/2015 ........................     406,000     361,848
                                                                                  ----------
                                                                                     797,411
                                                                                  ----------
 Communications 0.5%
 Cellular Telephone 0.2%
 Nextel Communications, 5.25%, 1/15/2010 ...........................     113,000      81,784
                                                                                  ----------
 Miscellaneous 0.3%
 Kestrel Solutions, 5.5%, 7/15/2005 ................................     100,000      93,000
                                                                                  ----------
 Financial 1.1%
 Insurance
 American International Group, 0.5%, 5/15/2007 .....................     341,000     386,609
                                                                                  ----------
 Media 2.0%
 Advertising 1.1%
 Interpublic Group of Companies, Inc., 1.8%, 9/16/2004 .............     325,000
                                                                                     379,438
                                                                                  ----------
 Broadcasting & Entertainment 0.5%
 Jacor Communications, Inc., Zero Coupon, 2/9/2018 .................     316,000     154,050
                                                                                  ----------



    The accompanying notes are an integral part of the financial statements.

-------- ----------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)               Value ($)
-------------------------------------------------------------------------------------------

 Miscellaneous 0.4%
 Liberty Media Group, 3.75%, 2/15/2030 ............................     230,000     130,813
                                                                                  ----------

 Service Industries 0.9%
 Miscellaneous Commercial Services
 ADT Operations Inc., Zero Coupon, 7/6/2010 .......................     100,000     301,250
                                                                                  ----------

 Technology 6.4%
 Computer Software 4.8%
 Bea Systems, Inc., 4%, 12/15/2006 ................................     150,000     311,719
 Manugistics Group, Inc., 5%, 11/1/2007 ...........................     200,000     290,750
 Rational Software Corp., 5%, 2/1/2007 ............................     350,000     451,500
 Siebel Systems, Inc., 5.5%, 9/15/2006 ............................      86,000     258,430
 VERITAS Software Corp., 1.856%, 8/13/2006 ........................     130,000     323,544
                                                                                  ----------
                                                                                  1,635,943
                                                                                  ----------

 Diverse Electronic Products 0.4%
 Cymer, Inc., 7.25%, 8/6/2004 .....................................     154,000     144,760
                                                                                  ----------

 Electronic Components/Distributors 1.2%
 Juniper Networks, Inc., 4.75%, 3/15/2007 .........................     256,000     260,480
 Solectron Corp., Zero Coupon, 1/27/2019 ..........................     228,000     131,955
                                                                                  ----------
                                                                                    392,435
                                                                                  ----------

 Energy 1.4%
 Oil & Gas Production 1.0%
 Diamond Offshore, 3.75%, 2/15/2007 ...............................     300,000     330,375
                                                                                  ----------

 Oilfield Services/Equipment 0.4%
 Advanced Energy Industries, Inc., 5.25%, 11/15/2006 ..............    205,000
                                                                                    158,875
                                                                                  ----------

Total Convertible Bonds (Cost $7,145,525) .........................               6,948,706

                                                             Shares
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Convertible Preferred Stocks 4.0%
--------------------------------------------------------------------------------------------
 Media 0.3%
 Cable Television
 MediaOne Group, Inc., 6.25%.......................................    1,300        105,625
                                                                                  ----------


    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------

                                                         Shares               Value ($)
---------------------------------------------------------------------------------------
 Energy 3.7%
 Miscellaneous 1.8%
 Enron Corp., 7% ..............................................      12,400     597,525
                                                                             ----------
 Oil & Gas Production 1.9%
 SEI Trust, 6.25%, 10/1/2030 ..................................      10,200     632,400
                                                                             ----------
---------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $1,031,647)                          1,335,550
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
Common Stocks 67.0%
---------------------------------------------------------------------------------------

 Consumer Discretionary 2.4%
 Department & Chain Stores
 Home Depot, Inc. .............................................       3,700     169,044
 May Department Stores Co. ....................................       5,400     176,850
 Wal-Mart Stores, Inc. ........................................       8,943     475,097
                                                                             ----------
                                                                                820,991
                                                                             ----------

 Consumer Staples 4.3%
 Alcohol & Tobacco 1.2%
 Anheuser-Busch Companies, Inc. ...............................       8,800     400,400
                                                                             ----------

 Food & Beverage 1.7%
 PepsiCo, Inc. ................................................       7,500     371,719
 Unilever NV (New York shares) ................................       3,400     213,988
                                                                             ----------

                                                                                585,707
                                                                             ----------
 Package Goods/Cosmetics 1.4%
 Avon Products, Inc. ..........................................       6,177     295,724
 Procter & Gamble Co. .........................................       2,400     188,250
                                                                             ----------
                                                                                483,974
                                                                             ----------

 Health 6.9%
 Biotechnology 0.3%
 Genzyme Corporation* .........................................       1,000      89,938
                                                                             ----------

 Medical Supply & Specialty 0.9%
 Baxter International, Inc. ...................................       3,300     291,431
                                                                             ----------

 Pharmaceuticals 5.7%
 American Home Products Corp. .................................       7,900     502,045
 Bristol-Myers Squibb Co. .....................................       3,700     273,569
 Eli Lilly & Co. ..............................................       3,744     348,426



    The accompanying notes are an integral part of the financial statements.



                                       18

----------------------------------------------------------------------------------------


                                                           Shares              Value ($)
----------------------------------------------------------------------------------------
 Johnson & Johnson .............................................       2,100     220,631
 Merck & Co., Inc. .............................................       3,270     306,154
 Pfizer, Inc. ..................................................       6,400     294,400
                                                                              ----------
                                                                               1,945,225
                                                                              ----------
 Communications 3.6%
 Cellular Telephone 0.4%
 Nokia Oyj (ADR) ...............................................       3,000     130,500
                                                                              ----------

 Telephone/Communications 3.2%
 BellSouth Corp. ...............................................       7,000     286,563
 SBC Communications, Inc. ......................................       8,484     405,111
 Sprint Corp. ..................................................       6,300     127,969
 Verizon Communications, Inc. ..................................       5,104     255,838
                                                                              ----------
                                                                               1,075,481
                                                                              ----------

 Financial 27.5%
 Banks 3.7%
 Bank of America Corp. .........................................       2,200     100,925
 Bank One Corp. ................................................       5,700     208,763
 Chase Manhattan Corp. .........................................       3,400     154,488
 FleetBoston Financial Corp. ...................................       5,200     195,325
 Mellon Financial Corp. ........................................       5,700     280,369
 Washington Mutual, Inc. .......................................       6,400     339,600
                                                                              ----------
                                                                               1,279,470
                                                                              ----------

 Insurance 2.2%
 Allstate Corp. ................................................       4,300     187,319
 American International Group ..................................       5,650     556,878
                                                                              ----------
                                                                                 744,197
                                                                              ----------

 Consumer Finance 2.4%
 American Express Co. ..........................................       3,200     175,800
 Citigroup, Inc. ...............................................      12,281     627,099
                                                                              ----------
                                                                                 802,899
                                                                              ----------

 Other Financial Companies 3.3%
 Federal National Mortgage Association .........................       3,700     320,975
 Lehman Brothers Holdings, Inc. ................................       1,400      94,675
 Marsh & McLennan Companies, Inc. ..............................       3,429     401,193
 Morgan Stanley Dean Witter & Co. ..............................       3,900     309,075
                                                                              ----------
                                                                               1,125,918
                                                                              ----------

 Real Estate 15.9%
 AMB Property Corp. (REIT) .....................................      20,200     521,413
 Arden Realty, Inc. (REIT) .....................................      22,000     552,750
 AvalonBay Communities, Inc. (REIT) ............................      12,400     621,550


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                               Shares       Value ($)
--------------------------------------------------------------------------------
Boston Properties, Inc. (REIT) ...........      12,400     539,400
Equity Office Properties Trust (REIT) ....      23,900     779,728
Equity Residential Properties Trust (REIT)      10,900     602,906
General Growth Properties, Inc. (REIT) ...      10,800     390,825
ProLogis Trust (REIT) ....................      23,500     522,875
Spieker Properties, Inc. (REIT) ..........      10,400     521,300
Taubman Centers, Inc. (REIT) .............      31,800     347,813
                                                        -----------
                                                         5,400,560
                                                        -----------

Media 2.3%
Advertising 0.8%
Interpublic Group of Companies, Inc. .....       6,400     272,400
                                                        -----------
Broadcasting & Entertainment 0.7%
Walt Disney Co. ..........................       8,677     251,091
                                                        -----------
Cable Television 0.8%
Comcast Corp.-- Special "A" ..............       6,400     267,200
                                                        -----------
Service Industries 0.8%
Printing/Publishing
McGraw-Hill Companies, Inc. ..............       4,864     285,152
                                                        -----------
Durables 2.0%
Aerospace 1.0%
Boeing Co. ...............................       5,200     343,200
                                                        -----------
Automobiles 0.4%
Ford Motor Co. ...........................       5,596     131,156
                                                        -----------
Construction/Agricultural Equipment 0.6%
Deere & Co. ..............................       4,800     219,900
                                                        -----------
Manufacturing 2.8%
Chemicals 0.5%
Dow Chemical Co. .........................       5,100     186,788
                                                        -----------
Containers & Paper 0.8%
International Paper Co. ..................       6,500     265,281
                                                        -----------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------


                                                           Shares              Value ($)
----------------------------------------------------------------------------------------
 Diversified Manufacturing 1.5%
 General Electric Co. ..........................................      10,400     498,550
                                                                              ----------

 Technology 7.4%
 Computer Software 1.8%
 Intuit, Inc.* .................................................       2,000      78,875
 Microsoft Corp.* ..............................................       7,400     320,975
 Oracle Corp.* .................................................       7,442     216,283
                                                                              ----------
                                                                                 616,133

 Diverse Electronic Products 0.5%
 Applied Materials, Inc.* ......................................       4,400     168,025
                                                                              ----------

 EDP Peripherals 0.6%
 EMC Corp.* ....................................................       3,100     206,150
                                                                              ----------

 Electronic Components/Distributors 1.9%
 Cisco Systems, Inc.* ..........................................       7,224     276,318
 Corning, Inc. .................................................       6,900     364,406
                                                                              ----------
                                                                                 640,724
                                                                              ----------

 Electronic Data Processing 1.4%
 Compaq Computer Corp. .........................................       9,000     135,450
 Hewlett-Packard Co. ...........................................       4,900     154,656
 International Business Machines Corp. .........................         800      68,000
 Sun Microsystems, Inc.* .......................................       4,500     125,438
                                                                              ----------
                                                                                 483,544
                                                                              ----------

 Semiconductors 1.2%
 Intel Corp. ...................................................      10,578     318,001
 Linear Technology Corp. .......................................       1,400      64,750
                                                                              ----------
                                                                                 382,751
                                                                              ----------

 Energy 4.7%
 Oil & Gas Production 3.9%
 Burlington Resources, Inc. ....................................       3,800     191,900
 Exxon Mobil Corp. .............................................       4,861     422,603
 Royal Dutch Petroleum Co. (New York shares) ...................       3,200     193,800
 Swift Energy Co. ..............................................       9,513     357,927
 Total Fina SA (ADR) ...........................................       2,207     160,421
                                                                              ----------
                                                                               1,326,651
                                                                              ----------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------


                                                           Shares                 Value ($)
-------------------------------------------------------------------------------------------
 Oil Companies 0.5%
 Chevron Corp. ..................................................        2,100      177,319
                                                                                ------------

 Oilfield Services/Equipment 0.3%
 Schlumberger Ltd. ..............................................        1,400      111,913
                                                                                ------------

 Metals & Minerals 0.5%
 Steel & Metals
 Alcoa, Inc. ....................................................        5,100      170,850
                                                                                ------------

 Transportation 0.3%
 Airlines
 AMR Corp. ......................................................        2,200       86,213
                                                                                ------------

 Utilities 1.4%
 Electric Utilities
 Exelon Corp. ...................................................        3,841      269,677
 FPL Group, Inc. ................................................        3,000      215,250
                                                                                ------------
                                                                                    484,927
                                                                                ------------

 Miscellaneous 0.1%
 Miscellaneous
 Standard & Poor's 500 Depository Receipt Trust Series I ........          154       20,203
                                                                                ------------


--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $20,667,950)                                            22,772,812
--------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $31,767,659) (a)                        33,979,605
--------------------------------------------------------------------------------------------


*  Non-income producing security.

** Annualized yield at purchase; not a coupon rate.

(a)The cost for federal income tax purposes was $31,874,916. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $2,104,689. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,008,209 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,903,520.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------


Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (cost $31,767,659) .......................   $ 33,979,605
Cash .........................................................................          2,320
Receivable for investments sold ..............................................         19,219
Dividends receivable .........................................................         53,944
Interest receivable ..........................................................         67,507
Receivable for Fund shares sold ..............................................        338,582
Due from Advisor .............................................................            911
                                                                              ---------------
Total assets .................................................................     34,462,088

Liabilities
         ------------------------------------------------------------------------------------
Payable for investments purchased ............................................        555,893
Payable for Fund shares redeemed .............................................        278,038
Other accrued expenses and payables ..........................................         46,061
                                                                              ---------------
Total liabilities ............................................................        879,992
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 33,582,096
---------------------------------------------------------------------------------------------
Net Assets
         ------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ....................      2,211,946
Accumulated net realized gain (loss) .........................................       (492,511)
Paid-in capital ..............................................................     31,862,661
---------------------------------------------------------------------------------------------
Net assets, at value                                                             $ 33,582,096
---------------------------------------------------------------------------------------------
Net Asset Value
---------------------------------------------------------------------------------------------
Class AARP

Net Asset Value, offering and redemption price per share ($3,059,303 / 233,852 outstanding shares of beneficial interest, $.01 par value, unlimited number --------------
   of shares authorized) .....................................................   $      13.08
                                                                               --------------

Class S
Net Asset Value, offering and redemption price per share ($30,522,793 /
   2,333,086 outstanding shares of beneficial interest, $.01 par value,        --------------
   unlimited number of shares authorized) ....................................   $      13.08
                                                                               --------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,162) ...........   $   538,210
Interest ......................................................       302,559
                                                              ---------------
Total Income ..................................................       840,769
                                                              ---------------
Expenses:
Management fee ................................................       202,616
Services to shareholders ......................................        82,779
Custodian and accounting fees .................................        35,263
Auditing ......................................................        21,447
Legal .........................................................        24,241
Trustees' fees and expenses ...................................        21,250
Reports to shareholders .......................................        20,867
Registration fees .............................................        25,532
Administrative fee ............................................        23,445
Other .........................................................         7,046
                                                              ---------------
Total expenses, before expense reductions .....................       464,486
Expense reductions ............................................      (232,627)
                                                              ---------------
Total expenses, after expense reductions ......................       231,859
-----------------------------------------------------------------------------
Net investment income (loss) ..................................       608,910
-----------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------
Net realized gain (loss) from investments .....................       746,798
Net unrealized appreciation (depreciation) during the period on       178,501
   investments
Net gain (loss) on investment transactions ....................       925,299
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 1,534,209
------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                          Years Ended December 31,
Increase (Decrease) in Net Assets                        2000             1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $    608,910    $    588,176
Net realized gain (loss) on investment transactions        746,798         445,885
Net unrealized appreciation (depreciation) on
   investment transactions during the period.......        178,501       2,454,113
                                                   --------------- ---------------
Net increase (decrease) in net assets resulting
   from operations.................................      1,534,209       3,488,174
                                                   --------------- ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................        (10,786)             --
                                                   --------------- ---------------
  Class S .........................................       (560,891)       (771,938)
                                                   --------------- ---------------
Net net realized gain:
  Class AARP ......................................        (67,951)             --
                                                   --------------- ---------------
  Class S .........................................       (711,556)             --
                                                   --------------- ---------------
Fund share transactions:
Proceeds from shares sold .........................     16,930,517       6,182,288
Reinvestment of distributions .....................      1,258,666         707,787

Cost of shares redeemed ...........................     (9,532,577)     (9,500,482)
                                                   --------------- ---------------
Net increase (decrease) in net assets from Fund
   share transactions..............................      8,656,606      (2,610,407)
                                                   --------------- ---------------
Increase (decrease) in net assets .................      8,839,631         105,829
Net assets at beginning of period .................     24,742,465      24,636,636
Net assets at end of period .......................   $ 33,582,096    $ 24,742,465


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------
                                                                     2000(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $14.10
                                                                      ----------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (b)                                       .06
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (.71)
                                                                      ----------
--------------------------------------------------------------------------------
  Total from investment operations                                      (.65)
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                                 (.05)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                         (.32)
                                                                      ----------
--------------------------------------------------------------------------------
Total distributions                                                     (.37)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $13.08
                                                                      ----------
--------------------------------------------------------------------------------
Total Return (%) (c)                                                   (4.66)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         1.07*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.05*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               2.33*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               96
--------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP) to December 31, 2000.

(b) Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.
*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Class S (a)

--------------------------------------------------------------------------------
Years Ended December 31,                                 2000     1999   1998(c)
--------------------------------------------------------------------------------
Net asset value, beginning of period                    $12.76    $11.35 $12.00
                                                         -----------------------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (b)                         .30       .29    .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment    .62      1.52   (.65)
  transactions
                                                         -----------------------
--------------------------------------------------------------------------------
  Total from investment operations                         .92      1.81   (.48)
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                   (.28)     (.40)  (.17)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions           (.32)       --     --
                                                         -----------------------
--------------------------------------------------------------------------------
  Total distributions                                     (.60)     (.40)  (.17)
--------------------------------------------------------------------------------
Net asset value, end of period                          $13.08    $12.76 $11.35
                                                         -----------------------
--------------------------------------------------------------------------------
Total Return (%) (d)                                      7.06     16.20  (4.00)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                      31        25     25
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           1.73(e)   2.07   2.56*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)             .85(e)    .75    .75*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 2.26      2.44   3.36*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  96       93     41*
--------------------------------------------------------------------------------



(a) On October 2, 2000 existing shares of the Fund were redesignated as Class S.

(b) Based on monthly average shares outstanding during the period.

(c) For the period July 17, 1998 (commencement of operations) to December 31, 1998.

(d) Total return would have been lower had certain expenses not been reduced.

(e)The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.68% and .83%, respectively (see Notes to Financial Statements).

*  Annualized

** Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Dividend & Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On October 2, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

--------------------------------------------------------------------------------


Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2000 through December 31, 2000 the Fund incurred approximately $386,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2001.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

--------------------------------------------------------------------------------


Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $31,497,581 and $24,520,455, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., (formerly "Scudder Kemper Investments, Inc."), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund entered into an Administrative Agreement. This agreement was effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("Scudder" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.75% of the Fund's average daily net assets computed and accrued daily and payable monthly. For the period January 1, 2000 through October 1, 2000, the Advisor agreed to maintain the annualized expenses of the Fund at no more than 0.75% of the average daily net assets. From October 2, 2000 to December 31, 2000 the Advisor agreed to maintain the annualized expenses of the Fund at no more than 1.05% of the average daily net assets. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. Accordingly, for the year ended December 31, 2000, the Advisor did not impose a portion of its management fee pursuant to the Agreement aggregating $144,002 and the amount imposed aggregated $58,614, which was equivalent to an annualized effective rate of 0.22% of the Fund's average daily net assets. In addition, Scudder has agreed to absorb certain operating

--------------------------------------------------------------------------------

expenses of the portfolio. Under these arrangements, Scudder absorbed $911 for the period October 2, 2000 to December 31, 2000.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder. Under the Administrative Agreement the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period October 2, 2000 through December 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $23,445, of which $7,859 is unpaid at December 31, 2000.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to October 2, 2000, SSC did not impose a portion of its fee aggregating $50,298 and the amount imposed aggregated $24,711.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to October 2, 2000, the Fund did not incur any such fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, SFAC did not impose any of its fee which amounted to $28,226.

--------------------------------------------------------------------------------


Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended December 31, 2000, Trustees' fees and expenses aggregated $9,473. In addition, a one-time fee of $11,777 was accrued by Class S prior to October 2, 2000 for payment to those Trustees not affiliated with the Advisor who did not stand for re-election, under the reorganization discussed in Note F. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $5,888 of such costs.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from Scudder, but does not recommend specific mutual funds. Effective October 2, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended December 31, 2000, the Fund's custodian fees were reduced by $2,672. Prior to October 2, 2000, transfer agent fees were reduced by $630.

Effective October 2, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------


F. Reorganization

In early 2000, Scudder initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by Scudder and certain of the affected funds.

G. Share Transactions


The following tables summarize share and dollar activity in the Fund:


                               Year Ended                         Year Ended
                            December 31, 2000                 December 31, 1999
                   -----------------------------------------------------------------
                       Shares          Dollars          Shares           Dollars
Shares sold
------------------------------------------------------------------------------------
Class AARP*.........      256,213  $    3,470,793               --   $           --
Class S**...........      994,694      13,459,724                         6,182,288
                                   $   16,930,517                    $    6,182,288
Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Class AARP*.........        5,475  $       72,055               --   $           --
Class S**...........       89,089       1,186,611                           707,787
                                   $    1,258,666                    $      707,787
Shares redeemed
------------------------------------------------------------------------------------
Class AARP*.........      (27,836) $     (376,320)              --   $           --
Class S**...........     (689,835)     (9,156,257)                       (9,500,482)
                                   $   (9,532,577)                   $   (9,500,482)
Net increase (decrease)
------------------------------------------------------------------------------------
Class AARP*.........      233,852  $    3,166,528               --   $           --
Class S**...........      393,948       5,490,078                        (2,610,407)
                                   $    8,656,606                    $   (2,610,407)
------------------------------------------------------------------------------------


* For the period from October 2, 2000 (commencement of sales of Class AARP) to December 31, 2000.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

--------------------------------------------------------------------------------


H. Adoption of New Accounting Principle


The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Independent Accountants
--------------------------------------------------------------------------------

                  To the Trustees of Investment Trust and the Shareholders of Scudder Dividend & Growth Fund:

                  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Dividend & Growth Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                  Boston, Massachusetts               PricewaterhouseCoopers LLP
                  February 21, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

                  Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $61,000 as capital gain dividends for its year ended December 31, 2000, of which 100% represents 20% rate gains.

                  For corporate shareholders, 38% of the income dividends paid during the Fund's fiscal year ended December 31, 2000 qualified for the dividends received deduction.

                  Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 James M. Eysenbach*
   o  Vice President

 William F. Gadsden*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Valerie F. Malter*
   o  Vice President

 James E. Masur*
   o  Vice President

 Kathleen T. Millard*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund


                                       38


--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 360 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

    SCUDDER
INVESTMENTS(SM)
    [LOGO]


AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com